                     Van Kampen Core Plus Fixed Income Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2008 - August 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Amount of        % of
                                        Offering        Total        Shares        Offering   % of Funds
   Security     Purchase/     Size of   Price of      Amount of     Purchased      Purchased     Total                     Purchased
   Purchased    Trade Date   Offering    Shares        Offering      By Fund        By Fund     Assets       Brokers         From
------------------------------------------------------------------------------------------------------------------------------------
  Oracle Corp.                                                                                                 Citi,
   5.75% due                                                                                                  Credit       Citigroup
   4/15/2018     04/02/08        -       $99.953    $2,500,000,000  $370,000        0.015%       0.13%       Suisse,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                               BNP
                                                                                                             PARIBAS,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                             Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                             Wachovia
                                                                                                           Securities,
                                                                                                           BMO Capital
                                                                                                             Markets,
                                                                                                           RBC Capital
                                                                                                             Markets,
                                                                                                           Wells Fargo
                                                                                                           Securities,
                                                                                                           BNY Capital
                                                                                                             Markets,
                                                                                                              Inc.,
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                               Co.,
                                                                                                             SOCIETE
                                                                                                            GENERALE,
                                                                                                              Lehman
                                                                                                             Brothers
                                                                                                              and UCI
                                                                                                             Capital
                                                                                                             Markets

   Wal-Mart                                                                                                   Citi,
  Stores Inc.                                                                                                 Credit   Goldman Sachs
   Note due      04/10/08        -       $99.759    $1,000,000,000  $380,000         0.04%      13.00%       Suisse,
   4/15/2013                                                                                                 Goldman,
                                                                                                             Sachs &
                                                                                                             Co., RBS
                                                                                                            Greenwicch
                                                                                                             Capital,
                                                                                                             Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                               BBVA
                                                                                                           Securities,
                                                                                                               BNP
                                                                                                             PARIBAS,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                             Dresdner
                                                                                                            Kleinwort,
                                                                                                              HSBC,
                                                                                                            JPMorgan,
                                                                                                              Lehman
                                                                                                            Brothers,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                            Santander
                                                                                                           Investment,
                                                                                                             Standard
                                                                                                            Chartered
                                                                                                             Bank, TD
                                                                                                            Securities
                                                                                                              and UBS
                                                                                                            Investment
                                                                                                               Bank

   Dell Inc.                                                                                                 Barclays
  5.650% due                                                                                                 Capital,
   4/15/2018     04/14/08        -       $99.736     $500,000,000   $245,000         0.49%       8.00%       Goldman       JP Morgan
                                                                                                             Sachs &      Securities
                                                                                                             Co., JP
                                                                                                              Morgan
                                                                                                           Securities,
                                                                                                             Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                            Citigroup
                                                                                                              Global
                                                                                                             Markets
                                                                                                              Inc.,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities
                                                                                                            Inc., HSBC
                                                                                                           Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                              Morgan
                                                                                                           Stanley and
                                                                                                               UBS
                                                                                                            Securities

  XTO Energy                                                                                                  Lehman
  Inc. 5.500%                                                                                               Brothers,       Lehman
 due 6/15/2018   04/15/08        -       $99.539     $800,000,000   $245,000         0.04%       0.11%        Citi,        Brothers
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                            Co., Banc
                                                                                                            of America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                             Barclays
                                                                                                             Captial,
                                                                                                               BNP
                                                                                                             PARIBAS,
                                                                                                              Credit
                                                                                                             Suisse,
                                                                                                             Deutshce
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                               Co.,
                                                                                                           Jefferies &
                                                                                                             Company,
                                                                                                            JPMorgan,
                                                                                                              Morgan

                                                                                                             Stanley,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                             SunTrust
                                                                                                             Robinson
                                                                                                            Humphrey,
                                                                                                               UBS
                                                                                                            Investment
                                                                                                              Bank,
                                                                                                             Wachovia
                                                                                                           Securities,
                                                                                                               BBVA
                                                                                                           Securities,
                                                                                                           BMO Capital
                                                                                                             Markets,
                                                                                                           BNY Capital
                                                                                                             Markets,
                                                                                                              Inc.,
                                                                                                             Comerica
                                                                                                            Securitie,
                                                                                                              Fortis
                                                                                                            Securities
                                                                                                           LLC, Lazard
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                             Natixis
                                                                                                           Bleichroeder
                                                                                                           Inc., Piper
                                                                                                           Jaffray and
                                                                                                              Wells
                                                                                                              Fargoo
                                                                                                            Securities

    General                                                                                                  Banc of
   Electric                                                                                                  America
 Capital Corp.   04/16/08        -       $99.733    $4,000,000,000 $2,145,000        0.05%       0.73%      Securities      Lehman
  Note 5.625%                                                                                                  LLC,        Brothers
 due 5/1/2018                                                                                                Goldman,
                                                                                                             Sachs &
                                                                                                           Co., Lehman
                                                                                                             Brothers
                                                                                                              Inc.,
                                                                                                              Morgan
                                                                                                            Stanley &
                                                                                                               Co.
                                                                                                           Incorported,
                                                                                                            Castle Oak
                                                                                                           Securities,

                                                                                                              L.P.,
                                                                                                             Blaylock
                                                                                                           Robert Van,
                                                                                                           LLC, Samuel
                                                                                                            A. Ramirez
                                                                                                              & Co.,
                                                                                                              Inc.,
                                                                                                             Utendahl
                                                                                                             Capital
                                                                                                            Group, LLC
                                                                                                             and The
                                                                                                             Williams
                                                                                                             Capital
                                                                                                           Group, L.P.

  Dr. Pepper                                                                                                  Banc of         JP
 Snapple Group                                                                                               America        Morgan
   Inc. Note     04/25/08        -       $99.985    $1,200,000,000  $195,000         0.16%       0.70%      Securities    Securities
  6.820% due                                                                                                   LLC,
   5/1/2018                                                                                                  Goldman
                                                                                                             Sachs &
                                                                                                               Co.,
                                                                                                             JPMorgan
                                                                                                           Securities,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                               UBS
                                                                                                            Securities
                                                                                                             LLC, BNP
                                                                                                             PARIBAS,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                            Securities
                                                                                                            Internet,
                                                                                                              Scotia
                                                                                                             Capital
                                                                                                              Inc.,
                                                                                                             SunTrust
                                                                                                             Robinson
                                                                                                            Humphrey,
                                                                                                                TD
                                                                                                            Securities
                                                                                                               and
                                                                                                             Wachovia
                                                                                                            Securities
                                                                                                               Inc.

 BristolMyers                                                                                                Banc of
  Squibb Co.                                                                                                 America
  5.450% due     04/28/08        -       $99.825     $600,000,000   $160,000         0.03%      0.053%      Securities     JP Morgan
   5/1/5012                                                                                                    LLC,       Securities
                                                                                                            JPMorgan,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                              CITI,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                             Co., RBS
                                                                                                             Greenwich
                                                                                                           Capital and
                                                                                                               UBS
                                                                                                            Investment
                                                                                                               Bank

    Israel                                                                                                    Citi,
Electric Corp.                                                                                                Lehman
   Ltd. Note     05/01/08        -       $99.831    $1,000,000,000  $345,000        0.035%       0.12%      Brothers,       Lehman
  7.250% due                                                                                                JPMorgan,      Brothers
   1/5/2019                                                                                                  Merrill
                                                                                                           Lynch & Co.
                                                                                                            and Morgan
                                                                                                             Stanley

 ComCast Corp.                                                                                                Citi,
  Note 5.700%                                                                                                Deutsche  Deutsche Bank
 due 5/15/2018   05/02/08        -       $99.976    $1,000,000,000  $630,000        0.063%       0.21%         Bank
                                                                                                           Securities,
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                             Co., UBS
                                                                                                            Investment
                                                                                                            Bank, Banc
                                                                                                            of America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                               BNP
                                                                                                             PARIBAS,
                                                                                                              Daiwa
                                                                                                            Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                               Co.,
                                                                                                            JPMorgan,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,

                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                            The Royal
                                                                                                             Bank of
                                                                                                            Scotland,
                                                                                                             Wachovia
                                                                                                           Securities,
                                                                                                              Lehman
                                                                                                            Brothers,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                            Sun Trust
                                                                                                             Robinson
                                                                                                            Humphrey,
                                                                                                            Lloyds TSB
                                                                                                            Corporate
                                                                                                             Markets,
                                                                                                              Piper
                                                                                                             Jaffray,
                                                                                                            BNY Mellon
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                               LLC,
                                                                                                            Blaylock &
                                                                                                             Company,
                                                                                                              Inc.,
                                                                                                             Guzman &
                                                                                                             Company,
                                                                                                               Loop
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                               LLC,
                                                                                                            Ramirez &
                                                                                                            Co., Inc.,
                                                                                                               The
                                                                                                             Williams
                                                                                                             Capital
                                                                                                              Group,
                                                                                                              L.P.,
                                                                                                             Cabrera
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                             LLC, M.R.
                                                                                                              Beal &
                                                                                                           Company and
                                                                                                             Siebert
                                                                                                             Capital
                                                                                                             Markets

AT&T Inc. Note                                                                                               Banc of
  5.600% due                                                                                                 America   Deutsche Bank
   5/15/2018     05/08/08        -       $99.916    $1,000,000,000  $120,000        0.012%       0.04%      Securities
                                                                                                               LLC,
                                                                                                             Deutsche
                                                                                                              Bank,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                               UBS
                                                                                                            Investment
                                                                                                           Bank, Citi,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                            Barclays,
                                                                                                             Blaylock
                                                                                                           Robert Van,
                                                                                                               LLC,
                                                                                                             Cabrera
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                               LLC,
                                                                                                             Siebert
                                                                                                             Capital
                                                                                                           Markets and
                                                                                                             Utendahl
                                                                                                             Capital
                                                                                                            Partners,
                                                                                                               L.P.

Korea Railroad                                                                                              Citi, HSBC
   Corp Note                                                                                                and Morgan
  5.375% due     05/08/08        -       $99.637     $300,000,000   $135,000         0.45%       0.05%       Stanley         HSBC
   5/15/2013                                                                                                              Securities

    Parker                                                                                                   Banc of
Hannifin Corp.                                                                                               America        Banc of
  Note 5.500%    05/13/08        -       $99.765     $450,000,000   $180,000         0.40%       0.06%      Securities      America
 due 5/15/2018                                                                                                 LLC,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                           Co., Morgan
                                                                                                             Stanley,
                                                                                                              Citi,

                                                                                                             KeyBanc
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                              Wells
                                                                                                              Fargo
                                                                                                           Securities,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                            BNY Mellon
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                             LLC and
                                                                                                              Lazard
                                                                                                             Capital
                                                                                                             Markets

Harley-Davidson                                                                                             Citigroup
 Funding Corp.                                                                                                Global       Citigroup
  Note 6.800%    05/15/08        -       $99.805    $1,000,000,000  $210,000        0.021%       0.07%       Markets
 due 6/15/2018                                                                                                Inc.,
                                                                                                            Greenwich
                                                                                                             Capital
                                                                                                             Markets
                                                                                                             Inc., JP
                                                                                                           Morgan, BNP
                                                                                                             Paribas
                                                                                                            Securities
                                                                                                              Corp.,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities
                                                                                                              Inc.,
                                                                                                              Morgan
                                                                                                            Stanley &
                                                                                                            Co., Inc.
                                                                                                               and
                                                                                                             Wachovia
                                                                                                             Capital
                                                                                                             Markets

 HBOS PLC Note                                                                                               Goldman,
  6.750% due                                                                                                 Sachs &   Goldman Sachs
   5/21/2018     05/15/08        -       $99.584    $2,000,000,000  $360,000        0.018%       0.12%     Co., Lehman
                                                                                                             Brothers
                                                                                                            and Morgan
                                                                                                             Stanley

   Starwood                                                                                                  Banc of
Hotels Resorts                                                                                               America        Banc of
  World Note     05/16/08        -       $100.00     $400,000,000   $155,000        0.039%       0.05%      Securities      America
   6.75% due                                                                                                   LLC,
   5/15/2018                                                                                                JPMorgan,
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                           Co., Morgan
                                                                                                             Stanley,
                                                                                                              Citi,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                              Scotia
                                                                                                             Capital,
                                                                                                               BBVA
                                                                                                           Securities,
                                                                                                             CALYON,
                                                                                                              Lazard
                                                                                                             Capital
                                                                                                           Markets and
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                             USA Inc.

  Time Warner                                                                                                Banc of
  Cable Inc.                                                                                                 America
  Note 6.750%    06/16/08        -       $99.917    $2,000,000,000  $295,000        0.015%       0.10%      Securities      Banc of
 due 7/1/2018                                                                                                LLC, BNP       America
                                                                                                             PARIBAS,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                             Wachovia
                                                                                                           Securities,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                           Citi, Daiwa
                                                                                                            Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,

                                                                                                              Fortis
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                           Co., Lehman
                                                                                                            Brothers,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                             USA Inc.
                                                                                                             and UBS
                                                                                                            Investment
                                                                                                               Bank

   Rio Tinto                                                                                                 Deutsche
  Finance USA                                                                                                  Bank
   LTD Note      06/24/08        -       $99.131    $1,750,000,000  $420,000        0.024%       0.15%     Securities,    JP Morgan
  6.500% due                                                                                                JPMorgan,    Securities
   7/15/2018                                                                                                  Morgan
                                                                                                             Stanley,
                                                                                                              Credit
                                                                                                           Suisse, RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                             SOCIETE
                                                                                                            GENERALE,
                                                                                                               ANZ
                                                                                                           Securities,
                                                                                                              Banco
                                                                                                              Bilbao
                                                                                                             Vizcaya
                                                                                                           Argentaria,
                                                                                                              S.A.,
                                                                                                             CALYON,
                                                                                                              Daiwa
                                                                                                            Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                            Securities
                                                                                                           International
                                                                                                              plc and
                                                                                                              Mizuho
                                                                                                           International
                                                                                                               plc

     Tyco                                                                                                    Goldman,
  Electronics                                                                                                Sachs &
 Group SA Note   07/09/08        -       $99.970     $300,000,000    $75,000        0.025%       0.03%       Co., UBS    UBS Warburg
  5.950% due                                                                                                Investment
   1/15/2014                                                                                                Bank, Banc
                                                                                                            of America
                                                                                                            Securities
                                                                                                            LLC, Citi,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                               BNP
                                                                                                             PARIBAS,
                                                                                                             JPMorgan
                                                                                                            and Lehman
                                                                                                             Brothers

   Walgreens                                                                                                 Banc of
 placeCo. Note                                                                                               America
  4.875% due     07/14/08        -       $99.610    $1,300,000,000  $230,000        0.018%       0.08%      Securities     JP Morgan
   7/15/2018                                                                                                   LLC,       Securities
                                                                                                            JPMorgan,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                           Co., Morgan
                                                                                                             Stanley,
                                                                                                              Wells
                                                                                                              Fargo
                                                                                                            Securities
                                                                                                               and
                                                                                                              Loop
                                                                                                             Capital
                                                                                                           Markets, LLC

   DuPont El                                                                                                  Credit
  Nemour Note                                                                                                Suisse,   Goldman Sachs
   6.00% due     07/23/08        -       $99.960    $2,000,000,000  $230,000        0.018%       0.08%       Goldman
   7/15/2018                                                                                                 Sachs &
                                                                                                           Co., Morgan
                                                                                                             Stanley,
                                                                                                             Banc of
                                                                                                             America

                                                                                                            Securities
                                                                                                               LLC,
                                                                                                            JPMorgan,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                              Citi,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                            HSBC, ING
                                                                                                            Wholesale,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                            Santander
                                                                                                           Investment,
                                                                                                              Scotia
                                                                                                             Capital,
                                                                                                             Standard
                                                                                                            Chartered
                                                                                                            Bank, UBS
                                                                                                            Investment
                                                                                                             Bank and
                                                                                                               The
                                                                                                             Williams
                                                                                                             Capital
                                                                                                           Group, L.P.